UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2024 (May 16, 2024)

AMERICAN INTERNATIONAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1271 Avenue of the Americas
New York, New York 10020

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (212) 770-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $2.50 Per Share	AIG	New York Stock Exchange
4.875% Series A-3 Junior Subordinated Debentures	AIG 67EU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Purchase Agreement

On May 16, 2024, American International Group, Inc., a Delaware corporation (the “Company”), entered into a stock purchase agreement (the “Purchase Agreement”) with Nippon Life Insurance Company, a mutual company (sougogaisha) organized under the laws of Japan (“Nippon”), and Corebridge Financial, Inc., a Delaware corporation (“Corebridge”), pursuant to which, and upon the terms and subject to the conditions set forth therein, the Company agreed to sell 121,956,256 shares of Corebridge common stock, representing approximately 20% of the issued and outstanding Corebridge common stock at signing, to Nippon for aggregate consideration of $3,838,012,158.82 in cash (the “Transaction”). The closing of the Transaction is subject to the satisfaction or waiver of certain conditions, including the receipt of required regulatory approvals.

The description of the Purchase Agreement in this report is qualified in its entirety by reference to the full text of the Purchase Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 8.01.	Other Events.

Separation Agreement Amendment

On May 16, 2024, in connection with the execution of the Purchase Agreement, the Company entered into an amendment (the “Separation Agreement Amendment”) to the Separation Agreement, dated as of September 14, 2022, by and between the Company and Corebridge.

The description of the Separation Agreement Amendment in this report is qualified in its entirety by reference to the full text of the Separation Agreement Amendment, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Press Release

On May 16, 2024, the Company issued a press release announcing the Transaction. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1*	Stock Purchase Agreement, dated as of May 16, 2024, by and among American International Group, Inc., Corebridge Financial, Inc. and Nippon Life Insurance Company
99.1	Amendment, dated as of May 16, 2024, to Separation Agreement, by and between American International Group, Inc. and Corebridge Financial, Inc.
99.2	Press release of American International Group, Inc., dated May 16, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*Certain schedules and other similar attachments to this exhibit have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. The Company will provide a copy of such omitted documents to the Securities and Exchange Commission upon request.

EXHIBIT INDEX

Exhibit No.	Description
10.1*	Stock Purchase Agreement, dated as of May 16, 2024, by and among American International Group, Inc., Corebridge Financial, Inc. and Nippon Life Insurance Company
99.1	Amendment, dated as of May 16, 2024, to the Separation Agreement, by and between American International Group, Inc. and Corebridge Financial, Inc.
99.2	Press release of American International Group, Inc., dated May 16, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*Certain schedules and other similar attachments to this exhibit have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. The Company will provide a copy of such omitted documents to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC.
(Registrant)

Date: May 16, 2024	By:	/s/ Christina Banthin
Name: Christina Banthin
Title: Senior Vice President and Corporate Secretary